                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

--------------------------------------------------------------------------------

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                       PRECISION OPTICS CORPORATION, INC.
                (Name of Registrant as Specified In Its Charter)

                                      [ ]
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440

                                                                October 14, 1997

To the Shareholders:

     The Board of Directors and Officers of Precision Optics Corporation, Inc. invite you to attend the 1997 Annual Meeting of Shareholders to be held Tuesday, November 11, 1997, at 10:00 a.m. at the Wachusett Village Inn, Village Inn Road, Westminster, Massachusetts.

     A copy of the Proxy Statement and the Company's 1997 Annual Report to Shareholders are enclosed.

     If you cannot be present at the meeting, please mark, date, and sign the enclosed proxy and return it as soon as possible in the enclosed envelope.

                                           Very truly yours,

                                           RICHARD E. FORKEY
                                           President

                       PRECISION OPTICS CORPORATION, INC.
                                22 EAST BROADWAY
                          GARDNER, MASSACHUSETTS 01440

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                               NOVEMBER 11, 1997

     The 1997 Annual Meeting of Shareholders of Precision Optics Corporation, Inc. (the "Company") will be held on Tuesday, November 11, 1997, at 10:00 a.m. at the Wachusett Village Inn, Village Inn Road, Westminster, Massachusetts, for the following purposes:

     1. To elect two directors to hold office for a three-year term and until their successors shall be elected and shall have been qualified;

     2. To consider and act on a proposal to approve the Company's 1997 Incentive Plan and

     3. To transact any and all other business that may properly come before the meeting or any adjournment thereof.

     All shareholders of record at the close of business on Tuesday, September 30, 1997, are entitled to notice of and to vote at the meeting.

     Shareholders are requested to sign and date the enclosed proxy and return it in the enclosed envelope. The envelope requires no postage if mailed in the United States.

                                          By Order of the Board of Directors,

                                          EDWARD A. BENJAMIN
                                          Clerk

October 14, 1997

                       PRECISION OPTICS CORPORATION, INC.

                                PROXY STATEMENT

                         ------------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     This Proxy Statement and form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Precision Optics Corporation, Inc., a Massachusetts corporation (the "Company"), for the 1997 annual meeting of shareholders of the Company to be held November 11, 1997, at 10:00 a.m. and any adjournments thereof, for the purposes set forth in the notice of meeting. The Company was incorporated in 1982, and its principal executive offices are at 22 East Broadway, Gardner, Massachusetts 01440 (telephone 978-630-1800). This Proxy Statement and form of proxy are first being distributed to shareholders on or about October 14, 1997.

VOTING RIGHTS AND OUTSTANDING SHARES

     As of September 30, 1997, the Company had outstanding 6,046,502 shares of Common Stock, $0.01 par value (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof at the close of business on September 30, 1997 to one vote in person or by proxy on the matters to be voted upon at the meeting.

     The Company will bear all the costs of the solicitation of proxies. The Board of Directors may arrange with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of the stock held of record by such persons, and the Company may reimburse them for the reasonable out-of-pocket expenses incurred in so doing. In addition to the solicitation of proxies by use of the mails, the Company may use the services of some of its directors, officers, and regular employees (who will receive no compensation therefor in addition to their regular salaries) to solicit proxies personally or by mail or telephone.

     Consistent with Massachusetts law and under the Company's by-laws, the vote of a majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Annual Meeting will be counted by persons appointed by the Company to act as election inspectors for the meeting.

     If the enclosed form of proxy is properly signed and returned and not revoked, the shares represented thereby will be voted at the Annual Meeting. If the shareholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the shareholder does not specify how the shares are to be voted, such shares will be voted to elect the nominees for director and to approve the Company's 1997 Incentive Plan. Shares represented by proxies that indicate an abstention or a "broker non-vote" (that is, shares represented at the Meeting held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Shares indicating an abstention will be treated as votes against the proposal; shares indicating a broker non-vote, however, will not constitute votes cast at the meeting and thus will have no effect on the outcome. The election of directors described below requires a plurality of votes cast. Should the person so named as nominee be unable or unwilling to serve as director, the persons named in the form of proxy for the annual meeting may, in their discretion, vote for such other person or may vote to fix the number of directors at such number less than four, as the Board of Directors may recommend. Approval of the 1997 Incentive Plan requires the vote of the majority of shares represented and entitled to vote at the meeting. Any shareholder has the right to revoke his or her proxy at any time before it is voted by attending the meeting and voting in person or by filing with the Clerk of the Company a written instrument revoking the proxy or another newly executed proxy bearing a later date.

     At the date hereof, the Company's management has no knowledge of any business other than that described in the notice for the annual meeting which will be presented for consideration at such meeting. If any other business should come before such meeting, the persons appointed by the enclosed form of proxy may, in their discretion, vote all such proxies, as the Board of Directors may recommend. The persons appointed by the enclosed form of proxy also may, in their discretion, vote all proxies with respect to matters incident to the conduct of the meeting.

                         ITEM 1.  ELECTION OF DIRECTORS

     The Company's Board of Directors is divided into three classes, as nearly equal in number as reasonably possible, with staggered terms of office. Only one class is elected each year, and each director serves a three year term and until his or her successor has been duly elected and qualified. The Board of Directors has fixed the number of directors at four. At the annual meeting it is intended that the Company's Class I Directors (Messrs. Forkey and Benjamin) be elected to hold office until the annual meeting of shareholders in 2000 and until their respective successors have been duly elected and qualified. The nominees are currently directors of the Company. The director in Class III (Mr. Shannon) will hold office until the annual meeting of shareholders in 1999, and the director in Class II (Mr. Pitlor) will hold office until the annual meeting of shareholders in 1998 (and in each case, until their respective successors have been duly elected and qualified). The names, ages, principal occupations for at least the last five years, and certain other information with regard to the directors, including the nominees, are as follows:

           NAME AND YEAR                   PRINCIPAL OCCUPATION; DIRECTORSHIPS OF OTHER PUBLIC
      FIRST ELECTED DIRECTOR         AGE                        COMPANIES
-----------------------------------  ----  ---------------------------------------------------
Richard E. Forkey (1982)...........   57   President, Treasurer, and a director of the Company
                                           since founding the Company in 1982; Clerk of the
                                           Company from May 1983 to June 1990.
Edward A. Benjamin (1990)..........   59   Clerk and a director of the Company since June
                                           1990. Mr. Benjamin has been a partner in the law
                                           firm of Ropes & Gray, Boston, Massachusetts, since
                                           1969.
Joel R. Pitlor (1990)*.............   58   Since 1979, president of J.R. Pitlor, a management
                                           consulting firm that provides strategic business
                                           planning, which Mr. Pitlor founded. Mr. Pitlor has
                                           provided business planning consultation to the
                                           Company since 1983. Mr. Pitlor has been a director
                                           of Bioplasty, Inc., a Minnesota-based medical
                                           products supplier, since 1988.
Robert R. Shannon (1990)*..........   65   Since 1969, professor at the Optical Sciences
                                           Center of the University of Arizona and Director of
                                           the Center from 1983 to July 1992.

---------------

* Directors whose terms do not expire this year.

     All of the shareholders holding shares of the Company's Common Stock are entitled to cast one vote in person or by proxy for each share standing in their names and are entitled to elect two Class 1 directors at the 1997 annual meeting. If the nominees are not available as candidates when the election occurs, the persons named in the proxy may, within their discretion, vote for the election of such other persons as the Board of Directors may designate or to reduce the number of directors correspondingly. The Company has no reason to believe that the nominees will not be available for election.

BOARD OF DIRECTORS

     During the fiscal year ended June 30, 1997, the Company's Board of Directors held four meetings. The Option Committee of the Board of Directors, composed of Messrs. Forkey and Pitlor, acted by unanimous consent on two occasions during the fiscal year ended June 30, 1997. An Audit Committee of the Board of Directors, composed of Messrs. Benjamin and Pitlor, was created and held one meeting during the fiscal year ended June 30, 1997.

     Information as to ownership of the Company's securities by the nominee for director is included under the heading "Security Ownership of Certain Beneficial Owners and Management."

                               EXECUTIVE OFFICERS

     The Company's executive officers as of June 30, 1997 were as follows:

            NAME              AGE                           POSITION
----------------------------  ----  --------------------------------------------------------
Richard E. Forkey...........   57   President, Treasurer
Jack P. Dreimiller..........   49   Senior Vice President, Finance, and Chief Financial
                                    Officer
Kumar M. Khajurivala........   47   Vice President, Operations

     Mr. Forkey has been the President, the Treasurer, and a director of the Company since he founded the Company in 1982. He was the Clerk of the Company from May 1983 to June 1990.

     Mr. Dreimiller has been Senior Vice President, Finance and Chief Financial Officer since April 1992.

     Mr. Khajurivala has been Vice President, Operations since January 1997. From March 1986 to January 1997, he was Senior Thin Film Physicist of the Company.

                  COMPENSATION AND OTHER MATERIAL TRANSACTIONS
                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth all compensation for the last three completed fiscal years awarded to, earned by, or paid to the Company's Chief Executive Officer at June 30, 1997 and the most highly paid executive officers who served as executive officers at June 30, 1997 whose total annual salary and bonuses for the fiscal year ended June 30, 1997 exceeded $100,000 for all services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").

                                                                                              LONG TERM
                                                                                             COMPENSATION
                                                                                                AWARDS
                                                                                             ------------
                                                     ANNUAL COMPENSATION                      SECURITIES
                                    ------------------------------------------------------    UNDERLYING
   NAME AND PRINCIPAL POSITION                                              OTHER ANNUAL       OPTIONS
        AT FISCAL YEAR END          YEAR     SALARY ($)     BONUS ($)     COMPENSATION ($)     (NUMBER)
----------------------------------  ----     ----------     ---------     ----------------   ------------
Richard E. Forkey.................  1997       138,412           -0-           20,383(1)           -0-
President, Chief Executive Officer  1996       119,600           -0-           23,832(1)           -0-
                                    1995       121,413           -0-           18,600(1)           -0-
Jack P. Dreimiller................  1997       116,020         2,000            2,097(2)        25,000
Senior Vice President               1996       109,986           -0-            4,794(2)           -0-
Finance and Chief Financial
  Officer                           1995       101,950         1,000            3,384(2)        75,000
Kumar M. Khajurivala..............  1997       107,760         2,500            2,091(2)        40,000
Vice President                      1996        98,484        15,000            4,907(2)        50,000
Operations                          1995        95,008        11,000            3,486(2)        30,000

---------------
(1) Includes $1,131, $5,145 and $3,971 for Company contribution to Profit Sharing Plan in 1997, 1996 and 1995, respectively, and $11,059, $10,595 and $6,736 for car expense and $6,692, $6,688 and $6,888 for premiums for a life insurance policy and a disability insurance policy for 1997, 1996, and 1995, respectively.

(2) Represents Company contribution to Profit Sharing Plan.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the individual grants of stock options made by the Company during the fiscal year ended June 30, 1997 to its Named Executive Officers.

                                                                 PERCENT OF TOTAL
                                         NUMBER OF SECURITIES   OPTIONS GRANTED TO
                                         UNDERLAYING OPTIONS       EMPLOYEES IN                       EXPIRATION
                 NAME                          GRANTED             FISCAL YEAR       EXERCISE PRICE      DATE
---------------------------------------  --------------------   ------------------   --------------   ----------
Richard E. Forkey......................        -0-                  n/a                  n/a             n/a
Jack P. Dreimiller.....................        25,000(1)               13.16%           $ 2.1875        5/13/07
Kumar M. Khajurivala...................        40,000(1)               21.05%           $ 2.1875        5/13/07

---------------

(1) Options are exercisable as follows: one-fourth immediately and one-fourth on each of the first, second and third anniversaries of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table summarizes for each of the named executive officers the total number of unexercised options, if any, held at June 30, 1997 and the value of unexercised in-the-money options, if any, held at June 30, 1997. In-the-money options are options where the fair market value of the underlying securities exceeds the exercise or base price of the option. The value of unexercised, in-the-money options at fiscal year-end is the difference between the exercise price of the option and the fair market value of the underlying stock on June 30, 1997, which was $3.53 per share. The underlying options have not been exercised, and actual gains, if any, on exercise will depend on the value of the Company's Common Stock on the date of exercise. None of the named executive officers exercised any stock option during the fiscal year ended June 30, 1997.

                                                           FISCAL-YEAR-END OPTION VALUES
                                             UNEXERCISED OPTIONS                  VALUE OF UNEXERCISED
                                             AT FISCAL-YEAR END                   IN-THE-MONEY OPTIONS
                                       -------------------------------           AT FISCAL YEAR-END ($)
                                       EXERCISABLE       UNEXERCISABLE       -------------------------------
                NAME                    (NUMBER)           (NUMBER)          EXERCISABLE       UNEXERCISABLE
-------------------------------------  -----------       -------------       -----------       -------------
Richard E. Forkey....................        -0-                -0-                -0-                -0-
Jack P. Dreimiller...................     43,750             56,250             89,200            106,000
Kumar M. Khajurivala.................     52,500             67,500            105,000            121,100

LONG TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

     The Company has no long term incentive plan.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     The Company has no employment contracts in place with any named executive officers. The Company also has no compensatory plan or arrangement with respect to any named executive officer where such plan or arrangement will result from the resignation, retirement, or any other termination of such executive officer's employment with the Company and its subsidiaries or from a change in control of the Company or a change in the named executive officers' responsibilities following a change-in-control.

DIRECTOR COMPENSATION

     The Company pays each director who is not also an employee of the Company $250.00 per meeting which the director attends and reimburses the director for travel expenses.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has an arrangement with J.R. Pitlor ("J.R. Pitlor"), a company wholly owned by Mr. Pitlor, a director of the Company, under which Mr. Pitlor provides consulting services to the Company for a fee not to exceed $5,000 a month. Either party may terminate this arrangement at will. The Company paid J.R. Pitlor for consulting services aggregate fees of approximately $180,000 from July 1, 1994 to June 30, 1997.

     The Company leases its facility in Gardner, Massachusetts from Equity Assets, Inc. ("Equity"), a company wholly owned by Mr. Forkey, the President and Treasurer and a director of the Company, under a Lease Agreement dated January 2, 1989, at an annual base rent of $108,000. The Company pays Equity in monthly installments of $9,000. The lease expires December 31, 1999.

     The Company has paid legal fees to Ropes & Gray, a law firm of which Mr. Benjamin, the Clerk and a director of the Company, is a partner, of approximately $34,478 for fiscal year 1995, $29,510 for fiscal year 1996, and $35,255 for fiscal year 1997.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

     The following table sets forth information regarding the Company's Common Stock owned as of the close of business on September 30, 1997, the record date for the 1997 Annual Meeting, by the following persons: (i) each person who is known by the Company to own beneficially more than 5% of the Company's Common Stock (of which, as of September 30, 1997, none were known to the Company), (ii) each of the Company's directors and nominees for director who beneficially owns the Company's or its subsidiaries' Common Stock, other than directors' qualifying shares, (iii) each of the Company's most highly paid executive officers whose cash compensation exceeds $100,000 who beneficially owns the Company's or its subsidiaries' Common Stock, and (iv) all executive officers and directors, as a group, who beneficially own the Company's or its subsidiaries' Common Stock. The information on beneficial ownership in the table and footnotes thereto is based upon data furnished to the Company by, or on behalf of, the person listed in the table.

                                                                    AMOUNT AND
                                                                    NATURE OF
                        NAME AND ADDRESS                            BENEFICIAL
                       OF BENEFICIAL OWNER                         OWNERSHIP(1)         PERCENT(2)
-----------------------------------------------------------------  ------------         ----------
DIRECTORS AND OFFICERS

Edward A. Benjamin*..............................................       16,250(3)             **
c/o Ropes & Gray
One International Place
Boston, MA 02110
Richard E. Forkey*...............................................    1,786,017             29.53%
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440
Joel R. Pitlor*..................................................      100,117(4)           1.64%
c/o J.R. Pitlor
19 Chalk Street
Cambridge, MA 02139
Robert R. Shannon*...............................................       32,750(6)             **
7040 E. Taos Place
Tucson, AZ 85715
Jack P. Dreimiller...............................................       43,750(6)             **
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440
Kumar M. Khajurivala.............................................      110,000(5)           1.81%
c/o Precision Optics Corporation, Inc.
22 East Broadway
Gardner, MA 01440
All officers and directors as a group, including those named
  above (6 persons)..............................................    2,088,884(7)          33.43%

---------------

  * Director

 ** The percentage of shares beneficially owned by such person does not exceed one percent of the Company's Common Stock.

(1) Represents shares with respect to which each beneficial owner listed has or will have, upon acquisition of such shares, sole voting power and investment power.

(2) Percentages are calculated on the basis of the amount of outstanding Common Stock plus, for each person or group, any securities that person or group has the right to acquire within sixty days pursuant to options, warrants, conversion privileges, or other rights.

(3) Includes 11,250 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(4) Includes 75,117 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(5) Includes 40,000 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(6) Represents shares which may be acquired within sixty days upon the exercise of outstanding stock options.

(7) Includes 170,367 shares which may be acquired within sixty days upon the exercise of outstanding stock options.

        ITEM 2.  PROPOSAL TO APPROVE THE COMPANY'S 1997 INCENTIVE PLAN.

     The Board of Directors has adopted, subject to stockholder approval, the Precision Optics Corporation, Inc. 1997 Incentive Plan (the "1997 Incentive Plan"). The Board of Directors believes that approval of the 1997 Incentive Plan will advance the interests of the Company by providing eligible participants the opportunity to receive a broad variety of equity-based and cash incentives ("Awards"). A total of 1,200,000 shares of Common Stock have been reserved for issuance under the 1997 Incentive Plan, subject to adjustment as provided in the 1997 Incentive Plan. If the 1997 Incentive Plan is approved by the stockholders, the Company will not grant any new awards under the 1989 Stock Option Plan.

SUMMARY OF THE 1997 INCENTIVE PLAN

     The following summary description of the 1997 Incentive Plan is qualified in its entirety by reference to the full text of the 1997 Incentive Plan attached to this proxy statement as Exhibit A. Terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the 1997 Incentive Plan.

     Deductibility of Performance Awards. If the 1997 Incentive Plan is approved by the stockholders, certain payments to executive officers under the 1997 Incentive Plan may be eligible for treatment as "performance based" compensation under Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Section 162(m) generally limits to $1 million the annual corporate income tax deduction for compensation paid to the chief executive officer or any of the four other highest paid executive officers of a publicly-held corporation which is not "performance-based" compensation. The 1997 Incentive Plan is intended to enable the Company to comply with Section 162(m) by allowing Awards granted under the 1997 Incentive Plan to qualify as performance-based compensation. (See "Certain Federal Income Tax Consequences"). Under current regulations, in those cases where an Award under the 1997 Incentive Plan would qualify for the Section 162(m) performance-based exception in part by reason of being conditioned upon one or more of the specific performance criteria described below (see "Performance Criteria"), continued availability of the exception will depend upon reapproval by stockholders of the material terms of the performance criteria not later than the first stockholder meeting that occurs in the fifth year following the year in which the stockholders previously approved such terms.

     Administration. The 1997 Incentive Plan will be administered by the Board of Directors or a committee thereof (the "Committee"). Subject to the terms of the 1997 Incentive Plan, the Committee has authority to interpret the 1997 Incentive Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; and otherwise do all things necessary to carry out the purposes of the 1997 Incentive Plan. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Committee shall exercise its discretion consistent with qualifying the Award for such exception.

     Eligibility and Participation. In general, the Committee will select participants in the 1997 Incentive Plan from among key employees of the Company and its affiliates who, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company or its affiliates. The Committee also has discretion to include as participants in the 1997 Incentive Plan members of the Company's Board of Directors and other persons who provide services to the Company or its affiliates. The maximum number of shares for which stock options may be granted to any person, the maximum number of shares subject to stock appreciation rights granted to any person, and the aggregate maximum number of shares of Stock which may be delivered to any person pursuant to Awards that are not stock options or stock appreciation rights are each limited to 600,000 over the life of the 1997 Incentive Plan. In addition, no more than $2 million may be paid to any individual with respect to any annual cash performance-based bonuses and no more than $2 million in cash performance-based bonuses may be paid to any individual with respect to multi-year performance periods ending in the same year. No Award constituting an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (an "ISO") may be granted under the 1997 Incentive Plan after September 15, 2007, but ISO Awards previously granted may extend beyond such date.

     Types of Awards. The Committee, in its discretion, may award (i) options to purchase Stock, (ii) stock appreciation rights, (iii) restricted or unrestricted Stock, (iv) promises to deliver Stock or other securities in the future, (v) convertible securities, (vi) cash bonuses, and (vii) cash bonuses or loans to help defray the costs of the foregoing Awards.

     Performance Criteria. Awards under the 1997 Incentive Plan may be conditioned upon satisfaction of specified performance criteria. In the case of any such Award that is intended to qualify for exemption from the deduction limitation rules of Section 162(m) (an "Exempt Award"), the criteria used in connection with the Award shall be one or any combination of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; gross margin; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or other objective operating contributions; or
(ii) acquisitions or divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; or other transactions that involve a change in the equity ownership of the Company. In the case of an Exempt Award, the Committee will preestablish the particular performance goals in writing no later than 90 days after the commencement of the period of service to which the performance relates (or earlier if so required under applicable regulations) and will certify prior to payment whether the performance goal or goals have been attained. If the performance goal with respect to an Exempt Award is not attained, no other Award shall be provided in substitution. Where rights under an Award depend in whole or in part on attainment of performance objectives, actions by the Company that have an effect, however material, on such performance objectives or on the likelihood that they will be achieved will not be deemed an amendment or alteration of the

Award unless accomplished by a change in the express terms of the Award or other action that is without substantial consequence except as it affects the Award.

     Rules Applicable to Awards. The Company retains the right at any time to extinguish rights under an Award in exchange for payment in cash, Stock (subject to the limitation on the maximum number of shares available with respect to Awards) or other property on such terms as the Committee determines, provided the holder of the Award consents to such exchange. Except as the Committee otherwise expressly provides, Awards (other than an Award in the form of an outright transfer of cash or unrestricted Stock) may not be transferred other than by will or by the laws of descent and distribution and, during the lifetime of a participant, an Award requiring exercise may be exercised only by the participant. The Committee may determine the time or times at which an Award will vest or become exercisable. Unless the Committee expressly provides otherwise, an Award requiring exercise will cease to be exercisable, and all other Awards to the extent not already fully vested will be forfeited, immediately upon the cessation (for any reason, including death) of the participant's employment or other service relationship with the Company and its affiliates. The Committee may provide that upon the exercise of an Award the participant will automatically receive a new Award of like kind covering a number of shares equal to the number of shares for which the first Award was exercised.

     Stock Options. Each stock option (except as otherwise expressly provided by the Committee consistent with continued qualification of the stock option as an Exempt Award, or unless the Committee expressly determines that such stock option is not subject to Section 162(m) or that the stock option is not intended to qualify as an Exempt Award) will have an exercise price equal to the fair market value of the Stock subject to the stock option, determined as of the date of grant, except that a stock option intended to be an ISO granted to a person who owns (or by application of attribution rules is deemed to own) more than 10% of the total combined voting power of all classes of stock of the Company will have an exercise price equal to 110% of such fair market value. Options awarded under the 1997 Incentive Plan will not be ISOs except as expressly provided otherwise.

     Effect of Certain Transactions. In the event of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of a majority of the Company's outstanding Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company's assets or a dissolution or liquidation of the Company, all outstanding Awards requiring exercise will cease to be exercisable, and all other Awards to the extent not fully vested (including Awards subject to performance conditions not yet satisfied or determined) will be forfeited, as of the effective time of such transaction; provided, however, that immediately prior to the consummation of such a transaction, the vesting or exercisability of Awards shall be accelerated unless, in the case of any Award, the Committee provides for one or more substitute or replacement awards from, or the assumption of existing Awards by, the acquiring entity (if any) or its affiliates.

     Equitable Adjustment. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Committee will make appropriate adjustments to the maximum number of shares that may be delivered under the 1997 Incentive Plan, to the maximum share limits under the 1997 Incentive Plan, to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, to any exercise prices relating to Awards, and to any other provision of Awards affected by such change. The Committee also may make such adjustments to take into account other distributions or events, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the 1997 Incentive Plan and to preserve the value of Awards; provided, however, that no such adjustment shall be made to the maximum share limits, or otherwise to an Award intended to be eligible for the performance-based exception under Section 162(m), except to the extent consistent with that exception.

     Amendment. Subject to the Committee's obligation to exercise its discretion consistent with qualifying Awards for the performance-based exception under Section 162(m) if such Awards are intended to so qualify, the Committee may at any time or times amend the 1997 Incentive Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the 1997 Incentive Plan as to any further grants of Awards, provided that, except to the extent expressly required or permitted by the 1997 Incentive Plan, no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the 1997 Incentive Plan to continue to qualify under Section 422 of the Internal Revenue Code or for Awards to be eligible for the performance-based exception under Section 162(m).

     Other Compensation. The existence of the 1997 Incentive Plan and the grant of Awards will not affect the Company's right to pay other bonuses or compensation in addition to Awards under the 1997 Incentive Plan.

PRICE OF COMMON STOCK

     The closing price of the Stock on NASDAQ on October 3, 1997 was $4.3125.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following discussion summarizes certain federal income tax consequences of the issuance and exercise of stock options awarded under the 1997 Incentive Plan and is based on the law as in effect on October 1, 1997. The summary does not address all federal tax consequences, nor does it cover state, local or non-U.S. tax consequences.

     In general, a participant realizes no taxable income on either the grant or the vesting of a stock option. The exercise of a nonstatutory, or non-qualified, option (i.e., an option that does not qualify as an ISO) results in ordinary income (generally subject to withholding if the participant is an employee) equal to the difference (the "Option Spread") between the value of the stock purchased and the option exercise price. A corresponding deduction is available to the Company. In general, the ordinary income associated with the exercise is measured and taken into account at the time of exercise. Any subsequent sale of stock purchased under a nonstatutory option may result in a capital gain or loss.

     The exercise of an ISO does not produce ordinary taxable income. However, because the Option Spread constitutes "alternative minimum taxable income" (measured and taken into account, in general, at the time of exercise), exercise of an ISO may result in an alternative minimum tax liability. In addition, shares purchased under an ISO ("ISO Shares") are subject to special tax holding rules. If a participant holds on to ISO Shares for at least two years from the date of the ISO grant and at least one year after exercise, any gain or loss recognized for tax purposes upon a subsequent sale of the shares will be a long-term capital gain or loss. However, a disposition of ISO Shares by the participant within either of these special holding periods (a so-called "disqualifying disposition") results in ordinary compensation income in the year of the disposition equal, in general, to the Option Spread at the time the option was exercised. The ordinary income realized upon a disqualifying disposition of ISO Shares is deductible to the Company but is not subject to withholding. Any additional gain recognized for tax purposes in a disqualifying disposition will be taxed as short-term or long-term capital gain.

     An ISO that is exercised by the participant more than three months following termination of employment (one year, if termination occurred by reason of total and permanent disability) is treated for tax purposes as a nonstatutory option. ISOs granted to a participant under the 1997 Incentive Plan (together with ISOs granted to the participant after 1986 under any other plans of the Company and certain affiliates) are also treated as nonstatutory options to the extent that, in the aggregate, they first become exercisable in any calendar year for shares of Stock having a fair market value (determined at time of grant) in excess of $100,000.

     The Taxpayer Relief Act of 1997 provides, in general, that the gain on sale of capital assets held for more than eighteen months will be taxed at a lower rate than long-term capital gains on assets held for eighteen or fewer months (but more than one year). Other special capital-gains rules may apply in certain cases.

     Under Section 162(m) of the Code, in general, the deduction a public corporation may claim for remuneration in any year to the corporation's chief executive officer or any of its other four top officers (ranked by pay) is limited to $1,000,000. Stock-option related deductions are, in general, subject to this limit. An exception to the $1,000,000 deduction limit applies to certain qualified performance-based compensation, including compensation under certain stock options, but the exception is not available with respect to an award unless, among other requirements, the award is made by a committee of the board of directors of the corporation consisting solely of two or more "outside directors" (as defined). As the Board of Directors of the Company is currently constituted, awards under the 1997 Incentive Plan would not satisfy this requirement. The Board of Directors would therefore be required to become qualified for Section 162(m) purposes before the performance-based exception would apply to awards made pursuant to the 1997 Incentive Plan.

     Under the so-called "golden parachute" provisions of the Code, certain Awards vested or paid in connection with a change of control of the Company may also be non-deductible to the Company and may be subject to an additional 20% federal excise tax. Non-deductible "parachute payments" will in general reduce the $1 million limit on deductible compensation under Section 162(m) of the Code, to the extent such limit is applicable to remuneration paid under the 1997 Incentive Plan or otherwise.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE 1997 INCENTIVE PLAN.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The directors have appointed Arthur Andersen LLP to examine the Company's financial statements for fiscal year 1998. The Company expects that a representative of Arthur Andersen LLP will be present at the annual meeting and available to respond to appropriate questions and will have the opportunity to make a statement if he or she desires to do so.

                             SHAREHOLDER PROPOSALS

     Shareholders may present proposals for inclusion in the 1998 Proxy Statement and form of proxy relating to that meeting provided they are received by the Clerk of the Company no later than June 14, 1998 and are otherwise in compliance with applicable Securities and Exchange Commission regulations.

                                                                       EXHIBIT A

                       PRECISION OPTICS CORPORATION, INC.

                              1997 INCENTIVE PLAN

1.  DEFINED TERMS

     Exhibit A, which is incorporated by reference, defines the terms used in the Plan.

2.  IN GENERAL

     The Plan has been established to advance the interests of the Company by giving selected Employees, directors and other persons (including both individuals and entities) who provide services to the Company or its Affiliates equity-based or cash incentives through the grant of Awards.

3.  ADMINISTRATION

     The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures (which it may modify or waive); and otherwise do all things necessary to carry out the purposes of the Plan. Once an Award has been communicated in writing to a Participant, the Administrator may not, without the Participant's consent, alter the terms of the Award so as to affect adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so in writing at the time of such communication. In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Administrator shall exercise its discretion consistent with qualifying the Award for such exception. The Administrator may delegate to senior management the authority to grant Awards, other than Awards to the President.

4.  SHARES SUBJECT TO THE PLAN

     a. A total of 1,200,000 shares of Stock have been reserved for issuance under the Plan. The following shares of Stock will also be available for future grants:

     (i) shares of Stock remaining under an Award that terminates without having been exercised in full (in the case of an Award requiring exercise by a Participant for delivery of Stock);

     (ii) shares of Stock subject to an Award, where cash is delivered to a Participant in lieu of such shares;

     (iii) shares of Restricted Stock that are forfeited to the Company;

     (iv) shares of Stock tendered by a Participant to the Company as payment upon exercise of an Award; and

     (v) shares of Stock held back by the Company, or tendered by a Participant to the Company, in satisfaction of tax withholding requirements.

Stock delivered under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

     b. The maximum number of shares of Stock for which Stock Options may be granted to any person over the life of the Plan shall be 600,000. The maximum number of shares of Stock subject to SARs granted to any person over the life of the Plan shall be 600,000. For purposes of the preceding two sentences, the repricing of a Stock Option or SAR shall be treated as a new grant to the extent required under

Section 162(m). The aggregate maximum number of shares of Stock delivered to any person over the life of the Plan pursuant to Awards that are not Stock Options or SARs shall also be 600,000. Subject to these limitations, each person eligible to participate in the Plan shall be eligible in any year to receive Awards covering up to the full number of shares of Stock then available for Awards under the Plan.

5.  ELIGIBILITY AND PARTICIPATION

     The Administrator will select Participants from among those key Employees, directors and other individuals or entities providing services to the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is further limited to those individuals whose employment status would qualify them for the tax treatment described in Sections 421 and 422 of the Code.

6.  RULES APPLICABLE TO AWARDS

     a.  ALL AWARDS

          (1) PERFORMANCE OBJECTIVES. Where rights under an Award depend in whole or in part on attainment of performance objectives, actions by the Company that have an effect, however material, on such performance objectives or on the likelihood that they will be achieved will not be deemed an amendment or alteration of the Award unless accomplished by a change in the express terms of the Award or other action that is without substantial consequence except as it affects the Award.

          (2) ALTERNATIVE SETTLEMENT. The Company retains the right at any time to extinguish rights under an Award in exchange for payment in cash, Stock (subject to the limitations of Section 4) or other property on such terms as the Administrator determines, provided the holder of the Award consents to such exchange.

          (3) TRANSFERABILITY OF AWARDS. Except as the Administrator otherwise expressly provides, Awards (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may not be transferred other than by will or by the laws of descent and distribution. During a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

          (4) VESTING, ETC. The Administrator may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable. Unless the Administrator expressly provides otherwise, an Award requiring exercise will cease to be exercisable, and all other Awards to the extent not already fully vested will be forfeited, immediately upon the cessation (for any reason, including death) of the Participant's employment or other service relationship with the Company and its Affiliates.

          (5) TAXES. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Award or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements.

          (6) DIVIDEND EQUIVALENTS, ETC. The Administrator may provide for the payment of amounts in lieu of cash dividends or other cash distributions with respect to Stock subject to an Award.

          (7) RIGHTS LIMITED. Nothing in the Plan shall be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a shareholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

          (8) SECTION 162(M). In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception.

     b.  AWARDS REQUIRING EXERCISE

          (1) TIME AND MANNER OF EXERCISE. Unless the Administrator expressly provides otherwise, (a) an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a written notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award; and (b) if the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

          (2) PAYMENT OF EXERCISE PRICE, IF ANY. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment either at or after the time of the Award, subject to the following: (a) unless the Administrator expressly provides otherwise, all payments will be by cash or check acceptable to the Administrator; and (b) where shares of Stock issued under an Award are part of an original issue of shares, the Award shall require an exercise price equal to at least the par value of such shares.

          (3) RELOAD AWARDS. The Administrator may provide that upon the exercise of an Award, either by payment of cash or (if permitted under Section 6.b.(2) above) through the tender of previously owned shares of Stock, the Participant or other person exercising the Award will automatically receive a new Award of like kind covering a number of shares of Stock equal to the number of shares of Stock for which the first Award was exercised.

          (4) ISOS. No ISO may be granted under the Plan after September 15, 2007, but ISOs previously granted may extend beyond that date.

     c.  AWARDS NOT REQUIRING EXERCISE

     Awards of Restricted Stock and Unrestricted Stock may be made in return for either (i) services determined by the Administrator to have a value not less than the par value of the awarded shares of Stock, or (ii) cash or other property having a value not less than the par value of the awarded shares of Stock plus such additional amounts (if any) as the Administrator may determine payable in such combination and type of cash, other property (of any kind) or services as the Administrator may determine.

7.  EFFECT OF CERTAIN TRANSACTIONS

     a.  MERGERS, ETC.

     In the event of (i) a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of a majority of the Company's then outstanding voting common stock by a single person or entity or by a group of persons and/or entities acting in concert, (ii) a sale or transfer of all or substantially all the Company's assets, or (iii) a dissolution or liquidation of the Company (any of the foregoing, a "covered transaction"), all outstanding Awards requiring exercise will cease to be exercisable, and all other Awards to the extent not fully vested (including Awards subject to performance conditions not yet satisfied or determined) will be forfeited, as of the effective time of the covered transaction; provided, however, that immediately prior to the consummation of such covered transaction the vesting or exercisability of Awards shall be accelerated unless, in the case of any Award, the Administrator provides for one or more substitute or replacement awards from, or the assumption of the existing Award by, the acquiring entity (if any) or its affiliates.

     The Administrator may provide in the case of any Award that the provisions of the preceding paragraph shall also apply to (i) mergers or consolidations involving the Company that do not constitute a covered transaction, or (ii) other transactions, not constituting a covered transaction, that involve the acquisition of the Company's outstanding Stock.

     b.  CHANGES IN AND DISTRIBUTIONS WITH RESPECT TO THE STOCK

          (1) BASIC ADJUSTMENT PROVISIONS. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4.a. and to the maximum share limits described in
     Section 4.b., and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

          (2) CERTAIN OTHER ADJUSTMENTS. The Administrator may also make adjustments of the type described in paragraph (1) above to take into account distributions to common stockholders other than stock dividends or normal cash dividends, mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder; provided, that no such adjustment shall be made to the maximum share limits described in Section 4.b., or otherwise to an Award intended to be eligible for the performance-based exception under Section 162(m), except to the extent consistent with that exception.

          (3) CONTINUING APPLICATION OF PLAN TERMS. References in the Plan to shares of Stock shall be construed to include any stock or securities resulting from an adjustment pursuant to Section 7.b.(1) or 7.b.(2) above.

8.  CONDITIONS ON DELIVERY OF STOCK

     The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: the Company's counsel has approved all legal matters in connection with the issuance and delivery of such shares; if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock.

9.  AMENDMENT AND TERMINATION

     Subject to the penultimate sentence of Section 3, the Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards; provided, that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Section 422 of the Code and for Awards to be eligible for the performance-based exception under Section 162(m).

10.  NON-LIMITATION OF THE COMPANY'S RIGHTS

     The existence of the Plan or the grant of any Award shall not in any way affect the Company's right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.  GOVERNING LAW

     The Plan shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

                                   EXHIBIT A

                              DEFINITION OF TERMS

     The following terms, when used in the Plan, shall have the meanings and be subject to the provisions set forth below:

     "ADMINISTRATOR": The Committee, if one has been appointed; otherwise the Board.

     "AFFILIATE": Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

     "AWARD": Any of the following:

          (i) Options ("Stock Options") entitling the recipient to acquire shares of Stock upon payment of the exercise price. Each Stock Option (except as otherwise expressly provided by the Committee consistent with continued qualification of the Stock Option as a performance-based award for purposes of Section 162(m), or unless the Committee expressly determines that such Stock Option is not subject to Section 162(m) or that the Stock Option is not intended to qualify for the performance-based exception under Section 162(m)) will have an exercise price equal to the fair market value of the Stock subject to the option, determined as of the date of grant, except that an ISO granted to an Employee described in
     Section 422(b)(6) of the Code will have an exercise price equal to 110% of such fair market value. The Administrator will determine the medium in which the exercise price is to be paid, the duration of the option, the time or times at which an option will become exercisable, provisions for continuation (if any) of option rights following termination of the Participant's employment with the Company and its Affiliates, and all other terms of the Stock Option. No Stock Option awarded under the Plan will be an ISO unless the Administrator expressly provides for ISO treatment.

          (ii) Rights ("SARs") entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

          (iii) Stock subject to restrictions ("Restricted Stock") under the Plan requiring that such Stock be redelivered to the Company if specified conditions are not satisfied. The conditions to be satisfied in connection with any Award of Restricted Stock, the terms on which such Stock must be redelivered to the Company, the purchase price of such Stock, and all other terms shall be determined by the Administrator.

          (iv) Stock not subject to any restrictions under the Plan ("Unrestricted Stock").

          (v) A promise to deliver Stock or other securities in the future on such terms and conditions as the Administrator determines.

          (vi) Securities (other than Stock Options) that are convertible into or exchangeable for Stock on such terms and conditions as the Administrator determines.

          (vii) Cash bonuses tied to performance criteria as described at (viii) below ("Cash Performance Awards").

          (viii) Awards described in any of (i) through (vii) above where the right to exercisability, vesting or full enjoyment of the Award is conditioned in whole or in part on the satisfaction of specified performance criteria ("Performance Awards"). The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify. No more than $2,000,000 may be paid to any individual with respect to any Cash Performance Award. In applying the limitation of the preceding sentence:
     (A) multiple Cash Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company shall be subject in the aggregate to one $2,000,000 limit, and (B) multiple Cash Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company shall be subject in the aggregate to a separate limit of $2,000,000. With respect to any Performance Award other than a Cash Performance Award, Stock Option or SAR, the maximum award opportunity shall be 250,000 shares of Stock or their equivalent value in cash, subject to the limitations of Section 4.b. For the avoidance of doubt, any Performance Award of a type described in (i) through (vi) above shall be treated for purposes of this paragraph as a Performance Award that is not a Cash Performance Award, even if payment is made in cash.

          In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m) (other than a Stock Option or SAR with an exercise price at least equal to the fair market value of the underlying Stock on the date of grant), the Committee shall in writing preestablish a specific performance goal (based solely on one or more qualified performance criteria or a combination of qualified performance criteria) no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the award as performance-based under Section 162(m)). For purposes of the Plan, a qualified performance criterion is any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business or geographical basis or in combinations thereof): (i) sales; revenues; assets; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation or amortization, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; gross margin; inventory level or turns; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; stock price; stockholder return; or other objective operating contributions; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; or other transactions that involve a change in the equity ownership of the Company. Prior to payment of any Performance Award (other than a Stock Option or SAR with an exercise price at least equal to the fair market value of the underlying Stock on the date of grant) intended to qualify as performance-based under Section 162(m), the Committee shall certify whether the performance goal has been attained and such determination shall be final and conclusive. If the performance goal with respect to any such Award is not attained, no other Award shall be provided in substitution of the Performance Award.

          (ix) Grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant. The terms of any such grant or loan shall be determined by the Administrator.

Awards may be combined in the Administrator's discretion.

     "BOARD": The Board of Directors of the Company.

     "CODE": The U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

     "COMMITTEE": A committee of the Board comprised solely of two or more outside directors within the meaning of Section 162(m). The Committee may delegate ministerial tasks to such persons (including Employees) as it deems appropriate.

     "COMPANY": Precision Optics Corporation, Inc.

     "EMPLOYEE": Any person who is employed by the Company or an Affiliate.

     "ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

     "PARTICIPANT": An Employee, director or other person providing services to the Company or its Affiliates who is granted an Award under the Plan.

     "PLAN": Precision Optics Corporation, Inc. 1997 Incentive Plan as from time to time amended and in effect.

     "SECTION 162(M)": Section 162(m) of the Code.

     "STOCK": Common stock of the Company, par value $.01 per share.

                                                                     POPCM-PS-97

                       PRECISION OPTICS CORPORATION, INC.

                               COMMON STOCK PROXY


The undersigned, revoking any previous instructions, hereby acknowledges receipt of the Notice and Proxy Statement dated October 14, 1997. In connection with the Annual Meeting mentioned below, the undersigned hereby appoint(s) Richard E. Forkey and Edward A. Benjamin as attorneys of the undersigned, each with power to act alone and with full power of substitution, to act and to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Precision Optics Corporation, Inc. to be held on November 11, 1997, at 10:00 A.M. at the Wachusett Village Inn, Village Inn Road, Westminster, Massachusetts, and at any adjournment or postponement thereof, upon the matters set forth in the proxy statement for such Annual Meeting. The foregoing attorneys are authorized to vote, in their discretion, upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED BY THE SHAREHOLDER(S) ON THE REVERSE SIDE HEREOF OR, WHERE NO DIRECTION IS GIVEN, WILL BE VOTED FOR BOTH THE ELECTION OF THE CLASS I DIRECTOR NOMINEES AND APPROVAL OF THE COMPANY'S 1997 INCENTIVE PLAN.

--------------------------------------------------------------------------------
        PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Please sign exactly as your name appears on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                    DO YOU HAVE ANY COMMENTS?

------------------------------------         -----------------------------------

------------------------------------         -----------------------------------

------------------------------------         -----------------------------------

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE



                                                                                                              For All  With- For All
                                                                                                             Nominees  hold   Except
----------------------------------------------------  1. Election of Class I Directors. The nominees for the
        PRECISION OPTICS CORPORATION, INC.               Board of Directors to serve for a three-year term as   [ ]    [ ]    [ ]
----------------------------------------------------     Class I Directors.

                                                                         RICHARD E. FORKEY
                                                                        EDWARD A. BENJAMIN

                                                         NOTE: If you do not wish your shares voted "For" a
                                                         particular nominee, mark the "For All Except" box and
                                                         strike a line through the name of the nominee.
RECORD DATE SHARES:                                      Your shares will be voted for the remaining norminee.

                                                                                                                For Against Abstain

                                                      2. Approval of the Company's 1997 Incentive Plan          [ ]    [ ]    [ ]



----------------------------------------------------

Please be sure to sign
and date this Proxy.                                     Mark box at right if an address change or comment has been noted on  [ ]
Date                                                     the reverse side of this card.
----------------------------------------------------


---Shareholder sign here-----Co-owner sign here-----

  DETACH CARD                                                                                                        DETACH CARD



                       PRECISION OPTICS CORPORATION, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. The Proposals which are discussed in detail in the enclosed proxy materials require your immediate attention and approval.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Shareholders on November 11, 1997.

Thank you in advance for your prompt consideration of these matters.


Very truly yours,

Precision Optics Corporation, Inc.